Executive Share-Based Compensation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Executive Share-Based Compensation
21)	EXECUTIVE SHARE-BASED COMPENSATION

CEMEX has long-term restricted share-based compensation programs providing for the grant of the Parent Company’s CPOs to a group of eligible executives, pursuant to which, new CPOs are issued under each annual program over a service period of four years (the “ordinary program”). The Parent Company’s CPOs of the annual grant (25% of each annual ordinary program) are placed at the beginning of the service period in the executives’ accounts to comply with a one-year restriction on sale. Under the ordinary programs, the Parent Company issued new shares for approximately 49.3 million CPOs in 2018, 53.2 million CPOs in 2017 and 53.9 million CPOs in 2016, that were subscribed and pending for payment in the Parent Company’s treasury. As of December 31, 2018, there are approximately 69.5 million CPOs associated with these annual programs that are potentially expected to be issued in the following years as the executives render services.

Beginning in 2017, with the approval of the Parent Company’s Board of Directors, for a group of key executives, the conditions of the program were modified for new awards by reducing the service period from four to three years and implementing tri-annual internal and external performance metrics, which depending on their weighted achievement, may result in a final payment of the Parent Company’s CPOs at the end of the third year between 0% and 200% of the target for each annual program (the “key executives program”). During 2018 and 2017, no CPOs of the Parent Company were issued under the key executives’ program.

Beginning January 1, 2013, those eligible executives belonging to the operations of CLH and subsidiaries ceased to receive Parent Company’s CPOs and instead started receiving shares of CLH, sharing significantly the same conditions of CEMEX’s plan also over a service period of four years. During 2018, 2017 and 2016, CLH physically delivered 258,511 shares, 172,981 shares and 271,461 shares, respectively, corresponding to the vested portion of prior years’ grants, which were subscribed and held in CLH’s treasury. As of December 31, 2018, there are 1,162,186 shares of CLH associated with these annual programs that are expected to be delivered in the following years as the executives render services.

In addition, beginning in 2018, those eligible executives belonging to the operations of CHP and subsidiaries ceased to receive Parent Company’s CPOs and instead started receiving shares of CHP, sharing significantly the same conditions of CEMEX’s plan. During 2018, CHP did not issue shares in connection with this program, for this year, CHP purchased 871,189 of its own shares in the market on behalf of and for delivery to the elegible executives.

The combined compensation expense related to the programs described above as determined considering the fair value of the awards at the date of grant in 2018, 2017 and 2016, was recognized in the operating results against “Other equity reserves” and amounted to Ps706, Ps817 and Ps742, respectively, including in 2018 the cost of the CHP’s shares acquired in the market. The weighted-average price per Parent Company CPO granted during the period was approximately 13.61 pesos in 2018, 14.28 pesos in 2017 and 13.79 pesos in 2016. Moreover, the weighted-average price per CLH share granted during the period was 12,347 Colombian pesos in 2018, 13,077 Colombian pesos in 2017 and 13,423 Colombian pesos in 2016. As of December 31, 2018 and 2017, there were no options or commitments to make payments in cash to the executives based on changes in the market price of the Parent Company’s CPO or CLH’s shares.